                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

[ x ]    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported)     May 13, 2003
                                                              ------------

         Commission file number   333-76723
                                  ---------


                                 SIMMONS COMPANY
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Delaware                                      06-1007444
----------------------------------           -----------------------------------
 (State or other jurisdiction of            (I.R.S. Employer Identification No.)
 incorporation or organization)


One Concourse Parkway, Suite 800, Atlanta, Georgia                30328-6188
--------------------------------------------------            ------------------
    (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code            (770) 512-7700
                                                         -----------------------

ITEM 9.       REGULATION FD

              On May 13, 2003, the registrant issued a press release reporting its 2003 first quarter results of operations. The press release is furnished as Exhibit 99.1.



ITEM 12.      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

              c) Exhibits

                       99.1     Press Release dated May 13, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Simmons Company has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                 SIMMONS COMPANY

                                By: /s/ William S. Creekmuir
                                -------------------------------
                                William S. Creekmuir
                                Executive Vice President and Chief
                                Financial Officer


Date:  May 15, 2003

                                  EXHIBIT INDEX

Exhibit
Number      Exhibit Name
------      ------------

99.1        Press Release dated May 13, 2003